UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

WHERE FOOD COMES FROM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-133624	43-1802805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 400
Castle Rock, Colorado	80104
(Address of Principal Executive Offices)	(Zip Code)

(303) 895-3002

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WFCF	OTC Markets Group

Item 2.02	Results of Operations and Financial Condition

Reference is made to the Where Food Comes From, Inc. (the “Company”) press release on February 18, 2021 and conference call transcript, attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release and conference call transcript), relating to the Company’s financial results for the fourth quarter and year to date period ended December 31, 2020.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued and dated February 18, 2021
99.2	Transcript for February 18, 2021 conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHERE FOOD COMES FROM, INC. (Registrant)

	By:	/s/ Dannette Henning
Date: February 22, 2021		Dannette Henning
Chief Financial Officer